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Exhibit 21.1

LIST OF SUBSIDIARIES

2013 BRONX VENTURE LLC, a Delaware limited liability company
3105 WILSHIRE INVESTMENTS LLC, a Delaware limited liability company
ARROWHEAD TOWNE CENTER LLC, a Delaware limited liability company
BILTMORE SHOPPING CENTER PARTNERS LLC, an Arizona limited liability company
BROAD RAFAEL ASSOCIATES (LIMITED PARTNERSHIP), a Pennsylvania limited partnership
BROAD RAFAEL PROPERTIES CORP., a Delaware corporation
BROOKLYN KINGS PLAZA LLC, a Delaware limited liability company
CAMELBACK COLONNADE ASSOCIATES LIMITED PARTNERSHIP, an Arizona limited partnership
CAMELBACK COLONNADE PARTNERS, an Arizona general partnership
CAMELBACK COLONNADE SPE LLC, a Delaware limited liability company
CAMELBACK SHOPPING CENTER LIMITED PARTNERSHIP, an Arizona limited partnership
CAPITOLA MALL LLC, a Delaware limited liability company
CHANDLER SOLAR LLC, a Delaware limited liability company
CHICAGO 500 NORTH MICHIGAN LLC, a Delaware limited liability company
COOLIDGE HOLDING LLC, an Arizona limited liability company
CORTE MADERA VILLAGE, LLC, a Delaware limited liability company
DANBURY MALL ASSOCIATES, LIMITED PARTNERSHIP, a Connecticut limited partnership
DANBURY MALL, LLC, a Delaware limited liability company
DANBURY MALL SPC, INC., a Delaware corporation
DB HOLDINGS LLC, a Delaware limited liability company
DEPTFORD MALL ASSOCIATES L.L.C., a New Jersey limited liability company
DESERT SKY MALL LLC, a Delaware limited liability company
DMA INVESTORS L.P., a Delaware limited partnership
EAST MESA LAND, L.L.C., a Delaware limited liability company
EAST MESA MALL, L.L.C., a Delaware limited liability company
FAIR I, LLC, a Delaware limited liability company
FAIR I SPC, INC., a Delaware corporation
FAIR II, LLC, a Delaware limited liability company
FAIR II SPC, INC., a Delaware corporation
FASHION OUTLETS II LLC, a Delaware limited liability company
FASHION OUTLETS OF CHICAGO LLC, a Delaware limited liability company
FLAGSTAFF MALL ASSOCIATES LLC, a Delaware limited liability company
FLAGSTAFF MALL SPE LLC, a Delaware limited liability company

FLATIRON PROPERTY HOLDING, L.L.C., an Arizona limited liability company
FOC ADJACENT LLC, a Delaware limited liability company
FON ADJACENT LLC, a Delaware limited liability company
FREE RACE MALL REST., L.P., a New Jersey limited partnership
FREEHOLD I, LLC, a Delaware limited liability company
FREEHOLD I SPC, INC., a Delaware corporation
FREEHOLD CHANDLER HOLDINGS LP, a Delaware limited partnership
FREEHOLD CHANDLER TRUST LLC, a Delaware limited liability company
FREEMALL ASSOCIATES, LLC, a Delaware limited liability company
FREEMALL ASSOCIATES, L.P., a New Jersey limited partnership
FRMR B LLC, a Delaware limited liability company
FRMR, INC., a New Jersey corporation
GRANITE MALL GP, LLC, a Delaware limited liability company
GREAT NORTHERN HOLDINGS, LLC, a Delaware limited liability company
GREAT NORTHERN SPE, LLC, a Delaware limited liability company
GREEN ACRES ADJACENT LLC, a Delaware limited liability company
GREEN ACRES EAT MANAGER LLC, a Delaware limited liability company
GREEN TREE MALL LLC, a Delaware limited liability company
HUDSON PROPERTIES, L.P., a Delaware limited partnership
HUDWIL I, LLC, a Delaware limited liability company
HUDWIL I SPC, INC., a Delaware corporation
HUDWIL IV, LLC, a Delaware limited liability company
HUDWIL IV SPC, INC., a Delaware corporation
INLAND SOLAR LLC, a Delaware limited liability company
JAREN ASSOCIATES #4, an Arizona general partnership
KIERLAND COMMONS INVESTMENT LLC, a Delaware limited liability company
KIERLAND COMMONS TRADENAME LLC, a Delaware limited liability company
KIERLAND GREENWAY, LLC, a Delaware limited liability company
KIERLAND TOWER LOFTS, LLC, a Delaware limited liability company
KINGS PLAZA EAT MANAGER LLC, a Delaware limited liability company
KINGS PLAZA ENERGY LLC, a Delaware limited liability company
KINGS PLAZA GROUND LEASE LLC, a Delaware limited liability company
KITSAPARTY, a Washington non-profit corporation
KTL INVESTMENT LLC, a Delaware limited liability company
LA SANDIA SANTA MONICA LLC, a Delaware limited liability company
MACDAN CORP., a Delaware corporation

MACDB CORP., a Delaware corporation
MACERICH ARIZONA MANAGEMENT LLC, a Delaware limited liability company
MACERICH ARIZONA PARTNERS LLC, an Arizona limited liability company
MACERICH ARROWHEAD HOLDINGS LLC, a Delaware limited liability company
MACERICH ARROWHEAD LLC, a Delaware limited liability company
MACERICH ATLAS LLC, a Delaware limited liability company
MACERICH BILTMORE CI, LLC, a Delaware limited liability company
MACERICH BILTMORE MM, LLC, a Delaware limited liability company
MACERICH BILTMORE OPI, LLC, a Delaware limited liability company
MACERICH BRICKYARD HOLDINGS LLC, a Delaware limited liability company
MACERICH BROADWAY PLAZA LLC, a Delaware limited liability company
MACERICH BUENAVENTURA GP CORP., a Delaware corporation
MACERICH BUENAVENTURA LIMITED PARTNERSHIP, a California limited partnership
MACERICH CAPITOLA ADJACENT GP LLC, a Delaware limited liability company
MACERICH CAPITOLA ADJACENT LIMITED PARTNERSHIP, a Delaware limited partnership
MACERICH CARMEL GP CORP., a Delaware corporation
MACERICH CARMEL LIMITED PARTNERSHIP, a California limited partnership
MACERICH CERRITOS, LLC, a Delaware limited liability company
MACERICH CERRITOS ADJACENT, LLC, a Delaware limited liability company
MACERICH CERRITOS HOLDINGS LLC, a Delaware limited liability company
MACERICH CERRITOS MALL CORP., a Delaware corporation
MACERICH CHESTERFIELD HOLDINGS LLC, a Delaware limited liability company
MACERICH CHESTERFIELD LLC, a Delaware limited liability company
MACERICH CHICAGO FASHION OUTLETS LLC, a Delaware limited liability company
MACERICH CHULA VISTA HOLDINGS LLC, a Delaware limited liability company
MACERICH CM VILLAGE GP CORP., a Delaware corporation
MACERICH CM VILLAGE LIMITED PARTNERSHIP, a California limited partnership
MACERICH COTTONWOOD HOLDINGS LLC, a Delaware limited liability company
MACERICH CROSS COUNTY SECURITY LLC, a Delaware limited liability company
MACERICH CROSSROADS PLAZA HOLDINGS GP CORP., a Delaware corporation
MACERICH CROSSROADS PLAZA HOLDINGS LP, a Delaware limited partnership
MACERICH DANBURY ADJACENT LLC, a Delaware limited liability company
MACERICH DEPTFORD II LLC, a Delaware limited liability company
MACERICH DEPTFORD GP CORP., a Delaware corporation
MACERICH DEPTFORD LIMITED PARTNERSHIP, a California limited partnership
MACERICH DEPTFORD LLC, a Delaware limited liability company

MACERICH DESERT SKY MALL HOLDINGS LLC, a Delaware limited liability company
MACERICH EQ GP LLC, a Delaware limited liability company
MACERICH EQ LIMITED PARTNERSHIP, a California limited partnership
MACERICH FALLBROOK HOLDINGS LLC, a Delaware limited liability company
MACERICH FARGO ASSOCIATES, a California general partnership
MACERICH FIESTA MALL ADJACENT LLC, a Delaware limited liability company
MACERICH FIESTA MALL LLC, a Delaware limited liability company
MACERICH FLATIRON LLC, a Delaware limited liability company
MACERICH FM SPE LLC, a Delaware limited liability company
MACERICH FREEHOLD CHANDLER GP LLC, a Delaware limited liability company
MACERICH FRESNO GP CORP., a Delaware corporation
MACERICH FRESNO LIMITED PARTNERSHIP, a California limited partnership
MACERICH GOODYEAR CENTERPOINT HOLDINGS LLC, a Delaware limited liability company
MACERICH GREAT FALLS GP CORP., a Delaware corporation
MACERICH GREELEY ASSOCIATES, a California general partnership
MACERICH GREELEY ASSOCIATES, LLC, a Delaware limited liability company
MACERICH GREELEY DEF LLC, a Delaware limited liability company
MACERICH GREELEY MM CORP., a Delaware corporation
MACERICH HILTON VILLAGE GP LLC, a Delaware limited liability company
MACERICH HILTON VILLAGE LLC, a Delaware limited liability company
MACERICH HOLDINGS LLC, a Delaware limited liability company
MACERICH INLAND GP LLC, a Delaware limited liability company
MACERICH INLAND LP, a Delaware limited partnership
MACERICH JANSS MARKETPLACE HOLDINGS LLC, a Delaware limited liability company
MACERICH JESS RANCH HOLDINGS LLC, a Delaware limited liability company
MACERICH LA CUMBRE 9.45 AC LLC, a Delaware limited liability company
MACERICH LA CUMBRE LLC, a Delaware limited liability company
MACERICH LA CUMBRE SPE LLC, a Delaware limited liability company
MACERICH LAKE SQUARE MALL LLC, a Delaware limited liability company
MACERICH LAKEWOOD HOLDINGS LLC, a Delaware limited liability company
MACERICH LAKEWOOD, LLC, a Delaware limited liability company
MACERICH LUBBOCK GP CORP., a Delaware corporation
MACERICH LUBBOCK HOLDINGS LLC, a Delaware limited liability company
MACERICH LUBBOCK LIMITED PARTNERSHIP, a California limited partnership
MACERICH MALL DEL NORTE HOLDINGS LLC, a Delaware limited liability company
MACERICH MANAGEMENT COMPANY, a California corporation

MACERICH MANHATTAN GP CORP., a Delaware corporation
MACERICH MANHATTAN LIMITED PARTNERSHIP, a California limited partnership
MACERICH MARYSVILLE HOLDINGS LLC, a Delaware limited liability company
MACERICH MERCHANTWIRED, LLC, a Delaware limited liability company
MACERICH MESA MALL HOLDINGS LLC, a Delaware limited liability company
MACERICH MIDLAND HOLDINGS LLC, a Delaware limited liability company
MACERICH MILPITAS HOLDINGS LLC, a Delaware limited liability company
MACERICH MONTEBELLO HOLDINGS GP CORP., a Delaware corporation
MACERICH MONTEBELLO HOLDINGS LP, a Delaware limited partnership
MACERICH NEWGATE HOLDINGS LLC, a Delaware limited liability company
MACERICH NEW RIVER HOLDINGS LLC, a Delaware limited liability company
MACERICH NIAGARA LLC, a Delaware limited liability company
MACERICH NORTH BRIDGE LLC, a Delaware limited liability company
MACERICH NORTHGATE GP I LLC, a Delaware limited liability company
MACERICH NORTHGATE GP II LLC, a Delaware limited liability company
MACERICH NORTHGATE HOLDINGS LLC, a Delaware limited liability company
MACERICH NORTH PARK MALL LLC, a Delaware limited liability company
MACERICH NORTHRIDGE LP, a California limited partnership
MACERICH NORTHWESTERN ASSOCIATES, a California general partnership
MACERICH NP LLC, a Delaware limited liability company
MACERICH OAKS ADJACENT LLC, a Delaware limited liability company
MACERICH OAKS GP CORP., a Delaware corporation
MACERICH OAKS LP, a Delaware limited partnership
MACERICH ONE SCOTTSDALE LLC, a Delaware limited liability company
MACERICH OXNARD, LLC, a Delaware limited liability company
MACERICH PANORAMA GP CORP., a Delaware corporation
MACERICH PANORAMA LP, a Delaware limited partnership
MACERICH PARTNERS OF COLORADO LLC, a Colorado limited liability company
MACERICH PLAZA 580 HOLDINGS LLC, a Delaware limited liability company
MACERICH PPR CORP., a Maryland corporation
MACERICH PPR GP LLC, a Delaware limited liability company
MACERICH PROPERTY EQ GP CORP., a Delaware corporation
MACERICH PROPERTY MANAGEMENT COMPANY, LLC, a Delaware limited liability company
MACERICH PVIC ADJACENT LLC, an Arizona limited liability company
MACERICH QUEENS ADJACENT GUARANTOR GP CORP., a Delaware corporation
MACERICH QUEENS GP CORP., a Delaware corporation

MACERICH RIDGMAR LLC, a Delaware limited liability company
MACERICH RIMROCK GP LLC, a Delaware limited liability company
MACERICH RIMROCK LIMITED PARTNERSHIP, a California limited partnership
MACERICH SALISBURY B LLC, a Delaware limited liability company
MACERICH SALISBURY GL LLC, a Delaware limited liability company
MACERICH SANTA FE PLACE HOLDINGS LLC, a Delaware limited liability company
MACERICH SANTA MONICA ADJACENT GP CORP., a Delaware corporation
MACERICH SANTA MONICA ADJACENT LP, a Delaware limited partnership
MACERICH SANTA MONICA LP, a Delaware limited partnership
MACERICH SANTA MONICA PLACE CORP., a Delaware corporation
MACERICH SANTAN PHASE 2 SPE LLC, a Delaware limited liability company
MACERICH SASSAFRAS GP CORP., a Delaware corporation
MACERICH SASSAFRAS LIMITED PARTNERSHIP, a California limited partnership
MACERICH SCG GP CORP., a Delaware corporation
MACERICH SCG GP LLC, a Delaware limited liability company
MACERICH SCG LIMITED PARTNERSHIP, a California limited partnership
MACERICH SMP GP LLC, a Delaware limited liability company
MACERICH SMP LP, a Delaware limited partnership
MACERICH SOLAR LLC, a Delaware limited liability company
MACERICH SOUTHLAND HOLDINGS LLC, a Delaware limited liability company
MACERICH SOUTH PARK MALL LLC, a Delaware limited liability company
MACERICH SOUTH PLAINS GP I LLC, a Delaware limited liability company
MACERICH SOUTH PLAINS GP II LLC, a Delaware limited liability company
MACERICH SOUTH PLAINS GP III LLC, a Delaware limited liability company
MACERICH SOUTH PLAINS LP, a Delaware limited partnership
MACERICH SOUTH PLAINS MEMBER LP, a Delaware limited partnership
MACERICH SOUTH PLAINS MEZZ LP, a Delaware limited partnership
MACERICH SOUTHRIDGE MALL LLC, a Delaware limited liability company
MACERICH SOUTH TOWNE GP LLC, a Delaware limited liability company
MACERICH SOUTH TOWNE LIMITED PARTNERSHIP, a California limited partnership
MACERICH ST MARKETPLACE GP LLC, a Delaware limited liability company
MACERICH ST MARKETPLACE LIMITED PARTNERSHIP, a California limited partnership
MACERICH STONEWOOD CORP., a Delaware corporation
MACERICH STONEWOOD HOLDINGS LLC, a Delaware limited liability company
MACERICH STONEWOOD, LLC, a Delaware limited liability company
MACERICH SUNLAND PARK HOLDINGS LLC, a Delaware limited liability company

MACERICH SUPERSTITION LAND HOLDINGS LLC, a Delaware limited liability company
MACERICH SUPERSTITION MALL HOLDINGS LLC, a Delaware limited liability company
MACERICH SUPERSTITION SPE HOLDING CORP., a Delaware corporation
MACERICH TRUST LLC, a Delaware limited liability company
MACERICH TUCSON HOLDINGS LLC, a Delaware limited liability company
MACERICH TWC II CORP., a Delaware corporation
MACERICH TWC II LLC, a Delaware limited liability company
MACERICH TWENTY NINTH STREET LLC, a Delaware limited liability company
MACERICH TYSONS LLC, a Delaware limited liability company
MACERICH VALLE VISTA HOLDINGS LLC, a Delaware limited liability company
MACERICH VALLEY FAIR HOLDINGS LLC, a Delaware limited liability company
MACERICH VALLEY RIVER CENTER LLC, a Delaware limited liability company
MACERICH VALLEY VIEW GP CORP., a Delaware corporation
MACERICH VALLEY VIEW LIMITED PARTNERSHIP, a California limited partnership
MACERICH VICTOR VALLEY LLC, a Delaware limited liability company
MACERICH VILLAGE SQUARE II HOLDINGS LLC, a Delaware limited liability company
MACERICH VINTAGE FAIRE GP CORP., a Delaware corporation
MACERICH VINTAGE FAIRE LIMITED PARTNERSHIP, a California limited partnership
MACERICH VV SPE LLC, a Delaware limited liability company
MACERICH WALLEYE LLC, a Delaware limited liability company
MACERICH WASHINGTON SQUARE PETALUMA HOLDINGS LLC, a Delaware limited liability company
MACERICH WESTSIDE GP CORP., a Delaware corporation
MACERICH WESTSIDE LIMITED PARTNERSHIP, a California limited partnership
MACERICH WESTSIDE PAVILION PROPERTY LLC, a Delaware limited liability company
MACERICH WHITTWOOD HOLDINGS GP CORP., a Delaware corporation
MACERICH WHITTWOOD HOLDINGS LP, a Delaware limited partnership
MACERICH WRLP CORP., a Delaware corporation
MACERICH WRLP II CORP., a Delaware corporation
MACERICH WRLP II L.P., a Delaware limited partnership
MACERICH WRLP LLC, a Delaware limited liability company
MACERICH YUMA HOLDINGS LLC, a Delaware limited liability company
MACJ, LLC, a Delaware limited liability company
MAC NORTHRIDGE GP LLC, a Delaware limited liability company
MACW FREEHOLD, LLC, a Delaware limited liability company
MACWH, LP, a Delaware limited partnership

MACW MALL MANAGEMENT, INC., a New York corporation
MACW MIDWEST, LLC, a Delaware limited liability company
MACWPII LLC, a Delaware limited liability company
MACW PROPERTY MANAGEMENT, LLC, a New York limited liability company
MACW TYSONS, LLC, a Delaware limited liability company
MERCHANTWIRED, LLC, a Delaware limited liability company
METROCENTER PERIPHERAL PROPERTY LLC, a Delaware limited liability company
METRORISING AMS HOLDING LLC, a Delaware limited liability company
METRORISING AMS MEZZ1 LLC, a Delaware limited liability company
METRORISING AMS MEZZ2 LLC, a Delaware limited liability company
METRORISING AMS OWNER LLC, a Delaware limited liability company
MIDCOR ASSOCIATES V, LLC, an Arizona limited liability company
MPP LLC, a Delaware limited liability company
MVRC HOLDING LLC, a Delaware limited liability company
MW INVESTMENT GP CORP., a Delaware corporation
MW INVESTMENT LP, a Delaware limited partnership
NEW LAKE LLC, a Delaware limited liability company
NEW RIVER ASSOCIATES, an Arizona general partnership
NORCINO SANTA MONICA LLC, a Delaware limited liability company
NORTH BRIDGE CHICAGO LLC, a Delaware limited liability company
NORTHGATE MALL ASSOCIATES, a California general partnership
NORTH VALLEY PLAZA ASSOCIATES, a California general partnership
OAK BROOK NM LEASE, LLC, a Delaware limited liability company
ONE SCOTTSDALE INVESTORS LLC, a Delaware limited liability company
PACIFIC PREMIER RETAIL LP, a Delaware limited partnership
PACIFIC PREMIER RETAIL TRUST, a Maryland real estate investment trust
PALISENE REGIONAL MALL LLC, an Arizona limited liability company
PARADISE VALLEY MALL SPE LLC, a Delaware limited liability company
PARADISE WEST #1, L.L.C., an Arizona limited liability company
PARADISE WEST RSC LLC, an Arizona limited liability company
PHXAZ/KIERLAND COMMONS, L.L.C., a Delaware limited liability company
PPR CASCADE LLC, a Delaware limited liability company
PPR CREEKSIDE CROSSING LLC, a Delaware limited liability company
PPR CROSS COURT LLC, a Delaware limited liability company
PPR KITSAP MALL LLC, a Delaware limited liability company
PPR KITSAP PLACE LLC, a Delaware limited liability company

PPR LAKEWOOD ADJACENT, LLC, a Delaware limited liability company
PPR NORTH POINT LLC, a Delaware limited liability company
PPR REDMOND ADJACENT LLC, a Delaware limited liability company
PPR REDMOND ADJACENT DEVELOPMENT LLC, a Delaware limited liability company
PPR REDMOND OFFICE LLC, a Delaware limited liability company
PPR REDMOND RETAIL LLC, a Delaware limited liability company
PPR SQUARE TOO LLC, a Delaware limited liability company
PPR WASHINGTON SQUARE LLC, a Delaware limited liability company
PPRT KITSAP MALL REIT I GP LLC, a Delaware limited liability company
PPRT KITSAP MALL REIT I LP, a Delaware limited partnership
PPRT LAKEWOOD MALL CORP., a Delaware corporation
PPRT REDMOND OFFICE I LLC, a Delaware limited liability company
PPRT REDMOND OFFICE REIT I GP LLC, a Delaware limited liability company
PPRT REDMOND OFFICE REIT I LP, a Delaware limited partnership
PPRT REDMOND RETAIL REIT I GP LLC, a Delaware limited liability company
PPRT REDMOND RETAIL REIT I LP, a Delaware limited partnership
PPRT SOLAR LLC, a Delaware limited liability company
PPRT TRUST LLC, a Delaware limited liability company
PRIMI SANTA MONICA LLC, a Delaware limited liability company
PROPCOR ASSOCIATES, an Arizona general partnership
PROPCOR II ASSOCIATES, LLC, an Arizona limited liability company
QUEENS CENTER PLEDGOR LLC, a Delaware limited liability company
QUEENS CENTER REIT LLC, a Delaware limited liability company
QUEENS CENTER SPE LLC, a Delaware limited liability company
QUEENS JV GP LLC, a Delaware limited liability company
QUEENS JV LP, a Delaware limited partnership
RACEWAY ONE, LLC, a New Jersey limited liability company
RACEWAY TWO, LLC, a New Jersey limited liability company
RAILHEAD ASSOCIATES, L.L.C., an Arizona limited liability company
RN 116 COMPANY, L.L.C., a Delaware limited liability company
RN 120 COMPANY, L.L.C., a Delaware limited liability company
RN 124/125 COMPANY, L.L.C., a Delaware limited liability company
RN 540 HOTEL COMPANY L.L.C., a Delaware limited liability company
ROTTERDAM SQUARE, LLC, a Delaware limited liability company
SAN TAN SOLAR LLC, a Delaware limited liability company
SANTAN VILLAGE PHASE 2 LLC, an Arizona limited liability company

SARWIL ASSOCIATES, L.P., a New York limited partnership
SARWIL ASSOCIATES II, L.P., a New York limited partnership
SCOTTSDALE FASHION SQUARE LLC, a Delaware limited liability company
SCOTTSDALE FASHION SQUARE PARTNERSHIP, an Arizona general partnership
SDG MACERICH PROPERTIES, L.P., a Delaware limited partnership
SHOPPINGTOWN MALL HOLDINGS, LLC, a Delaware limited liability company
SHOPPINGTOWN MALL, LLC, a Delaware limited liability company
SHOPPINGTOWN MALL, L.P., a Delaware limited partnership
SM EASTLAND MALL, LLC, a Delaware limited liability company
SM GRANITE RUN MALL, L.P., a Delaware limited partnership
SM VALLEY MALL, LLC, a Delaware limited liability company
SOUTHRIDGE ADJACENT, LLC, a Delaware limited liability company
SUPERSTITION SPRINGS HOLDING LLC, a Delaware limited liability company
THE MACERICH PARTNERSHIP, L.P., a Delaware limited partnership
THE MARKET AT ESTRELLA FALLS LLC, an Arizona limited liability company
THE WESTCOR COMPANY LIMITED PARTNERSHIP, an Arizona limited partnership
THE WESTCOR COMPANY II LIMITED PARTNERSHIP, an Arizona limited partnership
TOWNE MALL, L.L.C., a Delaware limited liability company
TOWNE SPC, INC., a Delaware corporation
TWC BORGATA HOLDING, L.L.C., an Arizona limited liability company
TWC CHANDLER LLC, a Delaware limited liability company
TWC LIMITED PARTNER LLC, a Delaware limited liability company
TWC SCOTTSDALE CORP., an Arizona corporation
TWC SCOTTSDALE MEZZANINE, L.L.C., an Arizona limited liability company
TWC TUCSON, LLC, an Arizona limited liability company
TWC II-PRESCOTT MALL, LLC, a Delaware limited liability company
TWC II PRESCOTT MALL SPE LLC, a Delaware limited liability company
TYSONS CORNER HOLDINGS LLC, a Delaware limited liability company
TYSONS CORNER HOTEL I LLC, a Delaware limited liability company
TYSONS CORNER LLC, a Virginia limited liability company
TYSONS CORNER OFFICE I LLC, a Delaware limited liability company
TYSONS CORNER PROPERTY HOLDINGS LLC, a Delaware limited liability company
TYSONS CORNER PROPERTY HOLDINGS II LLC, a Delaware limited liability company
TYSONS CORNER PROPERTY LLC, a Virginia limited liability company
TYSONS CORNER RESIDENTIAL I LLC, a Delaware limited liability company
VALLEY STREAM GA MEZZANINE LLC, a Delaware limited liability company

VALLEY STREAM GREEN ACRES LLC, a Delaware limited liability company
WALLEYE LLC, a Delaware limited liability company
WALLEYE RETAIL INVESTMENTS LLC, a Delaware limited liability company
WALLEYE TRS HOLDCO, INC., a Delaware corporation
WALTON RIDGMAR, G.P., L.L.C., a Delaware limited liability company
WEST ACRES DEVELOPMENT, LLP, a North Dakota limited liability partnership
WESTCOR 303 CPC LLC, an Arizona limited liability company
WESTCOR 303 RSC LLC, an Arizona limited liability company
WESTCOR 303 WCW LLC, an Arizona limited liability company
WESTCOR/303 AUTO PARK LLC, an Arizona limited liability company
WESTCOR/303 LLC, an Arizona limited liability company
WESTCOR/BLACK CANYON MOTORPLEX LLC, an Arizona limited liability company
WESTCOR/BLACK CANYON RETAIL LLC, an Arizona limited liability company
WESTCOR/CASA GRANDE LLC, an Arizona limited liability company
WESTCOR/COOLIDGE LLC, an Arizona limited liability company
WESTCOR/GILBERT, L.L.C., an Arizona limited liability company
WESTCOR/GILBERT PHASE 2 LLC, an Arizona limited liability company
WESTCOR/GOODYEAR, L.L.C., an Arizona limited liability company
WESTCOR GOODYEAR PC LLC, an Arizona limited liability company
WESTCOR GOODYEAR RSC LLC, an Arizona limited liability company
WESTCOR LA ENCANTADA, L.P., a Delaware limited partnership
WESTCOR MARANA LLC, an Arizona limited liability company
WESTCOR/MERIDIAN LLC, an Arizona limited liability company
WESTCOR ONE SCOTTSDALE LLC, an Arizona limited liability company
WESTCOR/PARADISE RIDGE, L.L.C., an Arizona limited liability company
WESTCOR PARADISE RIDGE RSC LLC, an Arizona limited liability company
WESTCOR/QUEEN CREEK LLC, an Arizona limited liability company
WESTCOR REALTY LIMITED PARTNERSHIP, a Delaware limited partnership
WESTCOR SANTAN ADJACENT LLC, a Delaware limited liability company
WESTCOR SANTAN VILLAGE LLC, an Arizona limited liability company
WESTCOR SURPRISE CPC LLC, an Arizona limited liability company
WESTCOR SURPRISE RSC LLC, an Arizona limited liability company
WESTCOR SURPRISE WCW LLC, an Arizona limited liability company
WESTCOR/SURPRISE LLC, an Arizona limited liability company
WESTCOR/SURPRISE AUTO PARK LLC, an Arizona limited liability company
WESTCOR TRS LLC, a Delaware limited liability company

WESTDAY ASSOCIATES LLC, a Delaware limited liability company
WESTLINC ASSOCIATES, an Arizona general partnership
WESTPEN ASSOCIATES LLC, a Delaware limited liability company
WILMALL ASSOCIATES, L.P., a New York limited partnership
WILSAR, LLC, a Delaware limited liability company
WILSAR SPC, INC., a Delaware corporation
WILTON MALL, LLC, a Delaware limited liability company
WILTON SPC, INC., a Delaware corporation
WMAP, L.L.C., a Delaware limited liability company
WMGTH, INC., a Delaware corporation
WM INLAND ADJACENT LLC, a Delaware limited liability company
WM INLAND INVESTORS IV GP LLC, a Delaware limited liability company
WM INLAND INVESTORS IV LP, a Delaware limited partnership
WM INLAND LP, a Delaware limited partnership
WM INLAND (MAY) IV, L.L.C., a Delaware limited liability company
WM RIDGMAR, L.P., a Delaware limited partnership
WP CASA GRANDE RETAIL LLC, an Arizona limited liability company
ZENGO RESTAURANT SANTA MONICA LLC, a Delaware limited liability company

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  Exhibit 21.1